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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ______________



                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                 ______________



         Date of Report (Date of earliest event reported): June 5, 2000



                               CuraGen Corporation
             (Exact name of registrant as specified in its charter)


    Delaware                        0-23223                    06-1331400
--------------------------------------------------------------------------------
 (State or other                  (Commission                 (IRS Employer
 jurisdiction of                  File Number)              Identification No.)
  incorporation)


                        555 Long Wharf Drive, 11TH FLOOR
                          New Haven, Connecticut 06511
--------------------------------------------------------------------------------
             (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code: (203) 401-3330




                               Page 1 of 6 pages
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ITEM 5. OTHER EVENTS.

      CuraGen Corporation has launched 454 Corporation, a majority owned subsidiary established to develop novel technologies for use in drug discovery, preclinical development, and pharmacogenetics. On June 5, 2000, 454 Corporation sold 4 million shares of series B preferred stock to Soros Fund Management, L.L.C., Cooper Hill Partners, L.L.C. and members of CuraGen's senior management team and related parties for an aggregate purchase price of $20 million. Simultaneously, CuraGen agreed to sell to Soros Fund Management and Cooper Hill Partners 5 year warrants to purchase 937,500 shares of its common stock at $32.375 per share (an 8.3% premium to the average closing price over the preceding ten days) for an aggregate purchase price of $12.5 million.

      To complete the funding of 454 Corporation and in exchange for 6 million shares of series A preferred stock, CuraGen contributed to 454 Corporation $20 million in cash (including the $12.5 million from the warrant sale) and technologies for conducting genomic analyses.

      The independent members of CuraGen's board of directors approved all of the foregoing transactions, after receipt of a fairness opinion from an investment bank. All of the foregoing securities are restricted securities for purposes of the Securities Act. With respect to the CuraGen common stock underlying the warrants issued to Soros Fund Management and Cooper Hill Partners, CuraGen has agreed to file a registration statement with the Securities and Exchange Commission within 45 days.

      The press release related to the foregoing is incorporated herein by reference and filed as Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

            99.1  The Registrant's Press Release dated June 6, 2000.




                               Page 2 of 6 pages
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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CURAGEN CORPORATION
                                    (Registrant)



Date:  June 6, 2000                 By: /s/  David Wurzer
                                        ------------------------------------
                                        Executive Vice President and
                                        Chief Financial Officer





                               Page 3 of 6 pages
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                                 EXHIBIT INDEX
                                 -------------

Exhibit                                                           Sequential
Number              Description                                   Page Number
-------             -----------                                   -----------

99.1                The Registrant's Press Release                    5
                    dated June 6, 2000.



                               Page 4 of 6 pages